Exhibit 99.16

REALITY SHARES ETF TRUST

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eric Ervin, President of Reality Shares ETF Trust (the “Trust”), his true, sufficient and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of the Trust: (i) the Trust’s Registration Statement on Form N-14 (File No. 333-235943), and any and all amendments thereto, with respect to (a) the proposed reorganization of the Reality Shares DIVCON Dividend Guard ETF, a separate series of the Trust, with and into the Reality Shares DIVCON Dividend Defender ETF, also a separate series of the Trust (the “Reorganization”), and (ii) any and all other documents and papers relating to the Reorganization, and generally to do any and all acts and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorney-in-fact and agent in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of February, 2020.

/s/ Michael S. Rosen
Michael S. Rosen

REALITY SHARES ETF TRUST

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eric Ervin, President of Reality Shares ETF Trust (the “Trust”), his true, sufficient and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of the Trust: (i) the Trust’s Registration Statement on Form N-14 (File No. 333-235943), and any and all amendments thereto, with respect to (a) the proposed reorganization of the Reality Shares DIVCON Dividend Guard ETF, a separate series of the Trust, with and into the Reality Shares DIVCON Dividend Defender ETF, also a separate series of the Trust (the “Reorganization”), and (ii) any and all other documents and papers relating to the Reorganization, and generally to do any and all acts and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorney-in-fact and agent in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of February, 2020.

/s/ Nathaniel R. Singer
Nathaniel R. Singer

REALITY SHARES ETF TRUST

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Eric Ervin, President of Reality Shares ETF Trust (the “Trust”), his true, sufficient and lawful attorney-in-fact and agent, with full power and authority of substitution and resubstitution, to sign in the name and on behalf of the undersigned as a Trustee of the Trust: (i) the Trust’s Registration Statement on Form N-14 (File No. 333-235943), and any and all amendments thereto, with respect to (a) the proposed reorganization of the Reality Shares DIVCON Dividend Guard ETF, a separate series of the Trust, with and into the Reality Shares DIVCON Dividend Defender ETF, also a separate series of the Trust (the “Reorganization”), and (ii) any and all other documents and papers relating to the Reorganization, and generally to do any and all acts and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable the Trust to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the rules thereunder, hereby ratifying and confirming his signature as it may be signed by said attorney-in-fact to the Registration Statement and amendments to said Registration Statement.

All past acts of such attorney-in-fact and agent in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney shall be valid from the date hereof until revoked by the undersigned.

IN WITNESS WHEREOF, the undersigned has executed this instrument as of the 14th day of February, 2020.

/s/ Robert Buscher
Robert Buscher